Exhibit 99.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2004, is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES, INC., as Parent, BANK ONE, NA, as Agent (the "Agent"), WELLS FARGO BANK, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the Lenders party hereto, who agree as follows:

RECITALS

A.     The Borrower, Agent and Lenders have heretofore executed an Amended and Restated Credit Agreement dated as of August 14, 2003 (as amended, the "Credit Agreement").

B.     The Borrower has requested that the Lenders (i) modify the maximum adjusted leverage ratio and (ii) modify the maximum plug and abandonment liabilities covenant.

C.     The Agent and Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

D.     Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings, the parties hereby agree as follows:

ARTICLE 1

AMENDMENTS TO THE CREDIT AGREEMENT

1.1     Sections 6.19.3 (Maximum Adjusted Leverage Ratio) of the Credit Agreement is hereby amended to substitute September 30, 2004 for March 31, 2004 and to substitute October 1, 2004 for April 1, 2004 wherever such earlier dates appear therein.

1.2     Section 6.20 (Plug and Abandonment Liabilities) of the Credit Agreement is hereby amended to read as follows:

Section 6.20    Plug and Abandonment Liabilities. The Borrower and/or certain of its Subsidiaries are engaged in acquiring oil and gas wells offshore the United States. The Borrower covenants and agrees that it and its Subsidiaries will not create or assume liabilities to plug and abandon offshore wells in excess of the lesser of (i) $160,000,000 at any one time in the aggregate (in accordance with GAAP) or (ii) the amount permitted by the Minerals Management Service.

1.3     Except as specifically amended hereby, all of the remaining terms and conditions of the Credit Agreement remain in full force and effect.

ARTICLE 2

ACKNOWLEDGMENT OF COLLATERAL

2.1     Borrower hereby specifically reaffirms all of the Collateral Documents.

ARTICLE 3

MISCELLANEOUS

3.1     Borrower will pay each Lender who approves the foregoing amendments on or prior to August 5, 2004, an extension fee of $2,500.

3.2     This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument. This Amendment shall be effective as of the date first written above upon execution by the Borrower, Parent and the Required Lenders.

IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Agreement as of the date first above written.

BORROWER:	SESI, L.L.C.

	By:	Superior Energy Services, Inc.
Member Manager

	By:	/s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Chief Financial Officer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
Name: Robert S. Taylor
Title: Chief Financial Officer

AGENT AND LENDER:	BANK ONE, NA
(Main Office Chicago)

	By:	/s/ Steven D. Nance
Name: Steven D. Nance
Title: Vice President

SYNDICATION AGENT AND LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Philip C. Lauinger III
Name: Philip C. Lauinger III
Title: Vice President

DOCUMENTATION AGENT AND LENDER:	WHITNEY NATIONAL BANK

	By:	/s/ Hollie L. Ericksen
Name: Hollie L. Ericksen
Title: Vice President

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Tara Clare Wilde
Name: Tara Clare Wilde
Title: Assistant Vice President

NATEXIS BANQUES POPULAIRES

	By:	/s/ Timothy Polvado
Name: Timothy Polvado
Title: Vice President/Manager

	By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Vice President/Manager

HIBERNIA NATIONAL BANK

	By:	/s/ Corwin Dupree
Name: Corwin Dupree
Title: Assistant Vice-President

BANK OF SCOTLAND

	By:	/s/ Karen Workman
Name: Karen Workman
Title: Assistant Vice President

SOUTHWEST BANK OF TEXAS

	By:	/s/ Ross Bartley
Name: Ross Bartley
Title: Vice President